EXHIBIT 99 TO FORM 8-K

May 2, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated May 2, 2006, of City Holding Company 401(k) Plan and Trust and are in agreement with the first sentence of the first paragraph and with the statements contained in the second, third, fourth, and fifth paragraphs on page one therein. We have no basis to agree or disagree with the sixth paragraph and other statements of the registrant contained therein.

/s/ Ernst & Young LLP

Charleston, West Virginia